UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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AZZ incorporated

(Name of Registrant as Specified In Its Charter)

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AZZ incorporated

UNIVERSITY CENTRE I, SUITE 200

1300 SOUTH UNIVERSITY DRIVE

FORT WORTH, TEXAS 76107

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 8, 2003

To the Shareholders of AZZ incorporated:

The Annual Meeting of the Shareholders of AZZ incorporated (the “Company”) will be held at the City Club, Tower II, in the Presidents Room, 301 Commerce Street, Fort Worth, Texas, on the 8th day of July, 2003, at 10:00 a.m. for the purpose of considering and acting upon the following matters:

1.	Election of Directors. To elect three directors for a term of three years.

2.	Ratification of Appointment of Auditors. To consider ratification of the appointment of Ernst & Young LLP as auditors for the Company for its fiscal year ending February 29, 2004.

3.	Other Business. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Information regarding the matters to be acted upon at the meeting is contained in the Proxy Statement attached to this Notice. As of the date of this Notice, management does not know of any other business to be presented at the meeting.

Only shareholders of record at the close of business on May 12, 2003, will be entitled to notice of or to vote at the meeting or any adjournment or adjournments thereof. A copy of the Annual Report to Shareholders for the fiscal year ended February 28, 2003, is enclosed with this Notice.

WE HOPE YOU WILL BE ABLE TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PREADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

SAM ROSEN,

Secretary

Fort Worth, Texas

June 6, 2003

AZZ incorporated

University Centre I, Suite 200

1300 South University Drive

Fort Worth, Texas 76107

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 8, 2003

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of AZZ incorporated (the “Company”) for use at the Annual Meeting of the Shareholders of the Company to be held at the City Club, Tower II, In the Presidents Room, 301 Commerce Street, Fort Worth, Texas, on July 8, 2003, at 10:00 a.m., and at any adjournment or adjournments thereof (the “Annual Meeting”). This Proxy Statement and the accompanying proxy are being mailed on or about June 6, 2003, to the shareholders of the Company.

QUORUM AND VOTING INFORMATION

At the close of business on May 12, 2003, the record date for determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 5,286,988 shares of common stock, $1.00 par value, of the Company (the “Common Stock”). The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the meeting. All shares represented at the meeting in person or by proxy shall be counted in determining the presence of a quorum.

Each holder of shares of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock of the Company owned of record at the close of business on May 12, 2003. Cumulative voting for directors is not permitted. Directors are elected by plurality vote and, therefore, the three nominees receiving the highest number of affirmative votes shall be elected as directors provided a quorum is present. Abstentions and broker non-votes will not be considered part of the voting power present with respect to any matter on which such shares abstained or were not qualified to vote, which will have the effect of reducing the number of shares voting affirmatively that is required to approve a matter requiring a majority vote. Therefore, assuming a quorum is present, if more shares vote “for” approval of the appointment of the independent auditors than vote “against,” this matter will pass. All shares of Common Stock represented by a valid proxy will be voted. A proxy may be revoked at any time before it is voted by filing with the Secretary of the Company a written revocation of the proxy or a duly executed proxy bearing a later date.

The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, the Proxy Statement and the accompanying proxy will be borne by the Company. In addition to solicitation of proxies by mail, certain officers and employees of the Company, without additional compensation for such services, may solicit proxies by telephone, fax or personal contact. The Company will also supply brokerage firms and other custodians, nominees, and fiduciaries with such number of proxy materials as they may require for mailing to beneficial owners and will reimburse them for their reasonable expenses in connection with those mailings.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Organization of the Board: Meetings

During the fiscal year ended February 28, 2003, there were seven (7) meetings of the Board of Directors. For that year each non-employee director was paid a monthly retainer of $900 and a fee of $1,200 for each quarterly meeting of the Board of Directors and $400 for each special meeting of the Board of Directors attended. Dr. H. Kirk Downey was elected non-executive Chairman of the Board on December 4, 2002. As Chairman of the Board, Dr. Downey’s retainer changed from $900 per month to $5,000 per month effective December 1, 2002. Mr. Martin, as an employee director until January 28, 2003, was paid a monthly retainer of $500 and a fee of $600 for each quarterly meeting of the Board of Directors and $200 for each other meeting of the Board of Directors attended. Each committee member was paid a fee of $400 for each meeting of a committee attended.

Under the 1999 Independent Director Share Ownership Plan (the “Plan”), each independent member of the Board of Directors has been granted 500 shares of Common Stock after each annual meeting of the shareholders, beginning with the 1999 annual meeting, after which he continued to serve as a director. Mr. Martin, as an employee director, has been granted 1,000 shares of common stock after each annual meeting of the shareholders beginning with the 2001 annual meeting, after which he continued to serve as a director. Also, under the Plan each newly elected independent director who has not previously served on the Board of Directors, whether elected by the Board of Directors or the shareholders, is granted such number of shares as the Board of Directors may deem appropriate, but not less than 1,000 shares of Common Stock, or if less, Common Stock having a value of $15,000. Grants under the Plan terminate as to each independent director when a total of 5,000 shares have been granted to him or her. During their tenure on the Board of Directors each director is to retain a number of shares of Common Stock equal to at least one-half the number of shares granted pursuant to the Plan. Additionally, options to purchase shares of the Company’s Common Stock have been granted from time to time to the Directors who are not employees of the Company. Options were granted during fiscal 2003 to purchase 2,000 shares of Common Stock at $15.40 a share, the market price on the date of grant.

During the fiscal year ended February 28, 2003, each of the current directors of the Company attended more than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the board on which he or she served.

Committees

The Company has an Audit Committee. The functions of the Audit Committee are set forth in the Audit Committee Charter, and include (i) meeting with the independent auditors to review the audit and its results, as well as to review internal controls of the Company and (ii) retaining, reviewing the performance of, and, if necessary, discharging the independent accountants. The members of the Audit Committee are: R. J. Schumacher, Chairman, Martin C. Bowen, and Daniel R. Feehan. During the fiscal year ended February 28, 2003, that committee held five (5) meetings and took action on one occasion by unanimous written consent. The Company has a Compensation Committee. The functions of the Compensation Committee are set forth in the

Compensation Committee Charter, and consist of matters relating to the compensation of key management personnel and administration of the Company’s employee benefit plans other than the amount of the Company’s contribution to its Employee Benefit Plan and Trust, which is set by the Board of Directors after a recommendation by the Compensation Committee. The members of the Compensation Committee are Dr. H. Kirk Downey, Chairman, Daniel E. Berce, and Kevern R. Joyce. During the fiscal year ended February 28, 2003, that committee held two (2) meetings. The Company does not have a nominating committee.

Severance Agreement

Mr. L.C. Martin resigned as a director of the Company on January 28, 2003. In connection with that resignation, the Company and Mr. Martin entered into a separation agreement pursuant to which the Company was released from any contractual claims and other claims, including claims for executive compensation, and the Company paid Mr. Martin $350,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 12, 2003, the number of shares of Common Stock beneficially owned (as defined by the rules of the Securities and Exchange Commission (the “SEC”)) by (i) each person who is known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) each Director of the Company, (iii) the Chief Executive Officer and each of the other Named Executive Officers (defined below) for the year ended February 28, 2003, and (iv) all of the executive officers of the Company as a group.

Name of Beneficial Owner	Number of Shares(1)		Percent of Voting Stock(1)
David L. Babson & Company, Inc.	612,400	(2)	11.6%
FMR Corp.	526,700	(3)	10.0%
Morgan Stanley Investment Management	472,800	(4)	8.9%
Dimensional Fund Advisors Inc.	347,080	(5)	6.6%
Dana L. Perry	125,505	(6)	2.4%
L. C. Martin	103,539		2.0%
David H. Dingus	59,179	(7)	1.1%
Kevern R. Joyce	36,555	(8)	*
Sam Rosen	26,131	(9)	*
R. J. Schumacher	23,385	(10)	*
Martin C. Bowen	16,100	(11)	*
Fred L. Wright	13,298	(12)	*
C. H. Watson	12,882	(13)	*
Daniel E. Berce	11,000	(14)	*
John V. Petro	9,014	(15)	*
Dr. H. Kirk Downey	6,100	(16)	*
Daniel R. Feehan	6,000	(17)	*
All Current Directors and Named Executive Officers as a Group (12 Persons)	430,688		7.9%

*Indicates ownership of less than 1%

(1)	Except as otherwise indicated, each person named in the table has sole investment and voting power with respect to all shares of common stock shown to be beneficially owned by such person. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The percent of voting stock held is based upon 5,286,988 shares outstanding as of the Record Date, except for persons who hold options which may be exercised within 60 days of the Record Date. The percent of voting stock held is for persons who hold options which may be exercised within 60 days is based upon the same 5,286,988 shares outstanding on the Record Date plus the number of shares which may be acquired by that person by option exercisable within 60 days of the Record Date.

(2)	Based on information set forth in a Schedule 13G filed on January 28, 2003, these shares were reported to be beneficially owned by David L. Babson & Company, Inc., One Memorial Drive, Cambridge, Massachusetts 02141-1300, with sole dispositive power, of which David L. Babson and Company, Inc. has voting power over 608,200 shares and shared voting power over 4,200 shares.

(3)	Based on information set forth in a Schedule 13G filed on February 14, 2003, these shares were reported to be beneficially owned by FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, Edward D. Johnson, III and Abigail P. Johnson with FMR Corp. having the sole power to dispose or direct disposition of the shares.

(4)	Based on information set forth in a Schedule 13G filed February 13, 2003, 113,100 shares of the 472,800 total shares were reported to be beneficially owned by Morgan Stanley Asset Management, Inc., 1585 Broadway, New York, New York, 10036, with shared voting power and dispositive power as to 113,100 shares and 359,700 shares of the 472,800 total shares were reported to be beneficially owned by Morgan Stanley Investment Advisors, Inc., 1221 Avenue of the Americas, New York, New York, 10020, with shared voting and dispositive power as to 359,700 shares.

(5)	Based on information set forth in a Schedule 13G filed on February 3, 2003, Dimensional Fund Advisors Inc. (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of the Issuer described in the schedule 13G that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. Dimensional disclaims beneficial ownership of such securities. In addition, the filing of the Schedule 13G shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by this Schedule 13G for any other purposes than Section 13 (d) of the Securities Exchange Act of 1934.

(6)	Includes 14,212 shares Mr. Perry has the right to acquire within sixty (60) days of May 12, 2003, pursuant to the exercise of stock options granted under the 1998 Incentive Stock Option Plan and 2001 Long-term Incentive Plan of the Company and 133 shares of Common Stock held in the defined contribution plan of the Company for the account of Mr. Perry as beneficiary.

(7)	Includes 52,179 shares Mr. Dingus has the right to acquire within sixty (60) days of May 12, 2003, pursuant to the exercise of stock options granted under the 1991 and 1998 Incentive Stock Option Plans and the 2001 Long-Term Incentive Plan of the Company.

(8)	Includes 14,500 shares Mr. Joyce has the right to acquire within sixty (60) days of May 12, 2003, pursuant to the exercise of stock options granted under the 1991 Nonstatutory Stock Option Plan and the 2001 Long-Term Incentive Plan of the Company.

(9)	Includes 14,000 shares Mr. Rosen has the right to acquire within sixty (60) days of May 12, 2003, pursuant to the exercise of stock options granted under the 1997 Nonstatutory Stock Option Plan and the 2001 Long-Term Incentive Plan of the Company.

(10)	Includes 14,000 shares Mr. Schumacher has the right to acquire within sixty (60) days of May 12, 2003, pursuant to the exercise of stock options granted under the 1997 Nonstatutory Stock Option Plan and the 2001 Long-Term Incentive Plan of the Company.

(11)	Includes 14,000 shares Mr. Bowen has the right to acquire within sixty (60) days of May 12, 2003, pursuant to the exercise of stock options granted under the 1997 Nonstatutory Stock Option Plan and 2001 Long-Term Incentive Plan of the Company.

(12)	Includes 10,882 shares Mr. Wright has the right to acquire within sixty (60) days of May 12, 2003, pursuant to the exercise of stock options granted under the 2001 Long-Term Incentive Plan of the Company.

(13)	Includes 12,882 shares Mr. Watson has the right to acquire within sixty (60) days of May 12, 2003, pursuant to the exercise of stock options granted under the 1998 Incentive Stock Option Plan and the 2001 Long-Term Incentive Plan of the Company.

(14)	Includes 4,000 shares Mr. Berce has the right to acquire within sixty (60) days of May 12, 2003, pursuant to the exercise of stock options granted under the 2001 Long-Term Incentive Plan of the Company.

(15)	Includes 8,014 shares Mr. Petro has the right to acquire within sixty (60) days of May 12, 2003, pursuant to the exercise of stock options granted under the 2001 Long-Term Incentive Plan of the Company.

(16)	Includes 4,000 shares Dr. Downey has the right to acquire within sixty (60) days of May 12, 2003, pursuant to the exercise of stock options granted under the 2001 Long-Term Incentive Plan of the Company.

(17)	Includes 4,000 shares Mr. Feehan has the right to acquire within sixty (60) days of May 12, 2003, pursuant to the exercise of stock options granted under the 2001 Long-Term Incentive Plan of the Company.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Bylaws of the Company generally have provided for nine directors and classified the Board of Directors into three classes, each class consisting of three directors, the members of which have served for three years. In March 2001 the Company’s Bylaws were amended to provide that the Board of Directors shall consist of ten directors until the 2004 annual shareholders meeting, after which the Board of Directors shall consist of nine directors. At the July 8, 2003 annual meeting the terms of Messrs. David H. Dingus, Dana L. Perry and Daniel E. Berce will expire. Messrs. Dingus, Perry and Berce have been nominated by the Board of Directors for election to a new three-year term ending at the annual shareholders meeting in 2006. The Board of Directors will continue after the annual meeting to have one vacancy among the group of four directors whose term expires at the 2004 annual shareholders meeting. That vacancy resulted from the resignation of Mr. L.C. Martin as a director on January 28, 2003. Under the bylaws of the Company, the size of the Board of Directors will be reduced to nine at the 2004 annual shareholders meeting.

Mr. W. C. Walker and Mr. Robert H. Johnson who served as Director’s of the Company for many years, have served as Advisory Directors since 2000. Company policy permits the election of a former director who has reached retirement age to one term of up to three years as an Advisory Director and as of the annual meeting each of Messrs. Walker and Johnson will have served as Advisory Directors for three years. Advisory Directors receive the same cash retainer and meeting attendance fees received by active members of the Board of Directors and, like active members of the Board of Directors, receive a grant of 500 shares of the Common Stock of the Company after each annual shareholders’ meeting after which they continue to serve as an Advisory Director until they have received a total of 5,000 shares, including shares received while serving as an active member of the Board of Directors. The term of any stock options which had been acquired by an Advisory Director while an independent director, does not terminate as the result of his or her change in status, and an Advisory Director may continue to vest in stock options previously granted by reason of his or her prior status as an independent director but no new stock options are granted to an Advisory Director. Advisory Directors do not have the duties or responsibilities of directors, may not vote on any matter coming before the Board and serve at the pleasure of the Board.

All of the nominees are now directors of the Company. All of the nominees have consented to serve if elected. If for any unforeseen reason a nominee would be unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the Board of Directors. However, the Board of Directors has no reason to anticipate that any of the nominees will not be able to serve, if elected.

Nominees For Terms Expiring 2006

David H. Dingus, 55, has been a Director since 1999. Mr. Dingus has been President and Chief Executive Officer of the Company since 2001 and served as President and Chief Operating Officer of the Company from 1998 to 2001. Mr. Dingus served as President and Chief Executive Officer of Reedrill Corp., a privately held company, from 1989 to 1998.

Dana L. Perry, 54, has been a Director since 1992. Mr. Perry has been Vice President of Finance, Chief Financial Officer, and Assistant Secretary of the Company for over five years.

Daniel E. Berce, 49, has been a Director since 2000. Mr. Berce has been President of AmeriCredit Corp. since 2003 and served as Vice Chairman and Chief Financial Officer of AmeriCredit Corp. prior to that. He serves on the Board of Directors of AmeriCredit Corp., a publicly held national automobile consumer finance company and Curative Health Services Inc., a publicly held provider of health care services.

Directors With Terms Continuing To 2005

Martin C. Bowen, 59, has been a Director since 1993. Mr. Bowen has been Vice President and Chief Financial Officer of Fine Line, Inc., a privately held Company for over five years.

Sam Rosen, 67, has been a Director and Secretary of the Company since 1996. Mr. Rosen has been a partner in the law firm of Shannon, Gracey, Ratliff & Miller, L.L.P. since 1966 and is a Director of GAINSCO, INC., a publicly held insurance holding company.

Kevern R. Joyce, 56, has been a Director since 1997. Mr. Joyce has been Senior Advisor to Texas New Mexico Power Company since 2001. Mr. Joyce was President, Chief Executive Officer and Chairman of that company from 1994 to 2001.

Directors With Terms Continuing To 2004

R. J. Schumacher, 74, has been a Director of the Company since 1986. He has been Chairman and a Director of Texland Petroleum, Inc., a privately held company since 1998 and prior to that served as President, CEO, and a Director from 1973 to 1998.

Dr. H. Kirk Downey, 60, has been a Director of the Company since 1992. Dr. Downey currently is an independent business consultant and investor. Dr. Downey served as Professor of Management, Dean and Associate Provost for Academic Affairs at Texas Christian University from 1983 to 2000. Dr. Downey is a member of the Board of Trustees of LKCM Funds, a publicly held family of mutual funds.

Daniel R. Feehan, 52, has been a Director of the Company since 2000. Mr. Feehan has served as President and Chief Executive Officer of Cash America International, Inc. since 2000 and, prior to that, served as President and Chief Operating Officer since 1990. Mr. Feehan is a Director of Cash America International, Inc., a publicly held provider of specialty financial services, Calloway’s Nursery, Inc., a publicly held company in the retail nursery business, and RadioShack Corporation, a publicly held company in the retail consumer electronic goods and services business.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTORS.

AUDIT COMMITTEE REPORT

The Audit Committee is composed of R.J. Schumacher, Chairman, Martin C. Bowen, and Daniel R. Feehan. All members are independent as that term is defined in Rules 303.01 of the New York Stock Exchange and Section 10A(m)(3) of the Securities Exchange Act of 1934.

The Audit Committee has sole authority for the appointment and replacement of the independent auditor, subject to shareholder ratification, and is directly responsible for the compensation and oversight of the work of the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee reviews with the auditors the plan and scope of the annual audit. It reviews with management and the independent auditor the annual audited financial statements and recommends to the Board of Directors whether they should be included in the Company’s annual report. It similarly reviews quarterly financial reports and earnings press releases. The Audit Committee also has oversight of the Company’s internal audit function and compliance by the Company with various policies, procedures and legal standards.

The Audit Committee operates under a written charter, which was adopted in revised form by the Board of Directors on April 2, 2003. A copy of the full text of the charter is attached as Exhibit A. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

The Audit Committee has:

1.	reviewed and discussed the audited consolidated financial statements with management;

2.	discussed with Ernst & Young LLP the matters, if any, required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, ALU § 380), as amended;

3.	received the written disclosures from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as amended.

Based on the review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for its fiscal year ended February 28, 2003.

Audit Committee:

R.J. Schumacher, Chairman

Martin C. Bowen

Daniel R. Feehan

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee report, the Audit Committee report, and the Performance Graph on page 17 shall not be incorporated by reference into any such filings.

Fees Paid to Ernst & Young, LLP

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young for fiscal year 2003.

Audit Fees(1)		$125,900
Financial Information Systems Design and Implementation Fees		0
All Other Fees:
Tax Services	$152,279
Other—S-8 Filings/Sarbanes-Oxley	10,430

Total All Other Fee		162,709

Total		$288,609

(1)	Audit services of Ernst & Young for fiscal year 2003 consisted of the examination of the consolidated financial statements of the Company and quarterly review of financial statements.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF AUDITORS

Subject to ratification by the shareholders, the Audit Committee has selected the firm of Ernst & Young LLP, (“Ernst & Young”) to be the independent auditors of the Company for the fiscal year ending February 29, 2004. This firm of certified public accountants or its predecessor has acted as independent auditors for the Company and its subsidiaries since 1976. Neither the Company nor any officer or director of the Company, has any interest in Ernst & Young.

Representatives of Ernst & Young attend all meetings of the Audit Committee of the Board. The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditor’s independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditor’s independence. The Audit Committee reviews and proposes audit and non-audit services to be performed by Ernst & Young and approves the fees charged by Ernst & Young for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor’s independence.

A representative of Ernst & Young will be present at the shareholders’ meeting and will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP.

EXECUTIVE COMPENSATION

Employment Contracts, Termination of Employment and Change in Control Agreements

The Company has entered into employment agreements with its two key executives, David H. Dingus, President and Chief Executive Officer (the “Dingus Employment Agreement”) and Dana L. Perry, Vice President and Chief Financial Officer (the “Perry Employment Agreement”). Each of the employment agreements is for a term of thirty-six months from March 1, 2001 and is automatically extended for additional one year periods on each anniversary of that date unless either party gives written notice to the other at least thirty days in advance of an anniversary date. The Dingus Employment Agreement provides an annual base salary of $350,000, permits him to participate annually in an incentive bonus plan and originally provided long term incentive compensation in the form of annually granted options to purchase shares of the Company’s common stock having an aggregate value of $641,667 on the date of grant. The Perry Employment Agreement provides an annual base salary of $196,000, permits him to participate annually in an incentive bonus plan and originally provided long term incentive compensation in the form of annually granted options to purchase shares of the Company’s common stock having an aggregate value of $148,333 on the date of grant. The stock options under both employment agreements vest twenty percent on the date of grant and twenty percent on each of the first four anniversaries of the date granted and are exercisable over a term of ten years from the date of grant at the closing price of the common stock on the New York Stock Exchange on the date of grant. By agreements entered into in May of 2003, Messrs. Dingus, Perry and the Company agreed to a revision of the stock option provisions of their Employment Agreements providing that they shall receive stock options grants under such terms, if any, as the Board of Directors may deem appropriate. Both employment agreements permit termination for cause with payment of salary accrued to the date of termination. In the event of termination without cause, both employment agreements require payment of an amount equal to base salary for a period from the date of termination to the end of the term of the employment agreement, but in any event for a period of at least twenty-four months and payment of any amounts accrued under any employee plan.

The Compensation Committee of the Company has retained the services of an executive compensation consultant to advise it in connection with a review of the Company’s annual incentive and long term incentive programs for Messrs. Dingus, Perry and all other key employees.

All of the Named Executives, other than Mr. Martin, have entered into agreements (the “Change in Control Agreements”) with the Company providing for payments to them following a change in the control of the Company. The Dingus and Perry Employment Agreements provide that (i) the employment agreement shall terminate in the event of a change in control, (ii) no termination pay shall be due as a result of such contract termination, (iii) the executives will receive the payment called for by their Change in Control Agreement, and (iv) their employment status after the change in control will be subject to negotiation between the executives and the Board as it is constituted after the change in control.

Under the Dingus and Perry Change in Control Agreement, a payment equal to 2.99 times their “base amount” as that term is used in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended, will be made to them upon completion of a period of service by them in connection with the transition of control (the “Service Term”). The Service Term extends for a period of one year from occurrence of a change in control or, if shorter, until the termination of their employment by reason of (i) total disability, (ii) death, (iii) termination by the Company for any reason other than for good cause or (iv) voluntary termination by the executive for good reason, as defined in the Change in Control Agreement. The Company also has Change in Control Agreements with its other Named Executives. Under those Change in Control Agreements the other Named Executives would receive, in the event of a change in control, a payment equal to two times their base salary if, within two years following a change in control they are terminated by the Company for reasons other than cause or if the executive terminates employment for good reason.

Management Incentive Compensation Plan

The Company’s Management Incentive Compensation Plan is designed to encourage the Company’s key management to contribute their best efforts and management skills in an effort to help the Company achieve its budgeted financial goals for the current fiscal year. Each participant in the plan is assigned one or more objective goals taken from the Company’s budget for the current year. The Company’s success in reaching those goals determines the size of the cash incentive bonus received by each participant. The sole determining factor for Messrs. Dingus and Perry, whose responsibilities are Company wide, is diluted earnings per share. The determining factors for Messrs. Wright, Watson and Petro, whose responsibilities relate, in the case of Mr. Wright, to the Company’s Galvanizing Service Segment and, in the case of Messrs. Watson and Petro, to the Electrical Products Groups of the Company’s Electrical and Industrial Products Segment, include not only diluted earnings per share but also revenue, operating income and return on assets for their respective segments. Bonuses under the Management Incentive Compensation Plan may not exceed 67.5% of base salary for the Named Executives. The maximum bonus is reached by the Named Executives by achieving an average performance level of 125% of their performance goals. The Compensation Committee has authority to increase or decrease the amount of the cash incentive bonus determined by the plan formula in order to recognize the effects on performance targets resulting from efforts to enhance either short term or long term shareholder value.

SUMMARY COMPENSATION TABLE

The following information summarizes annual and long-term compensation for services in all capacities to the Company for the last three fiscal years of the Chief Executive Officer and the other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 (the “Named Executives”).

	ANNUAL COMPENSATION				LONG-TERM COMPENSATION
					AWARDS		PAYOUTS
Name and Principal Position	Year Ending	Salary ($)	Bonus ($)	Other Annual Compensation ($)(15)	Restricted Stock Award(s) ($)	Options/SARs (#)	Long-Term Incentive Payouts ($)	All Other Compensation ($)
D.H. Dingus, President and Chief Executive Officer	2003 2002 2001	350,000 350,000 210,000	124,473 75,000 211,591	— — —	— — —	38,365 43,151 0	— — —	5,367 6,098 9,775	(1) (1) (1)
D.L. Perry, Vice President of Finance, Chief Financial Officer	2003 2002 2001	196,000 196,000 90,000	69,705 39,600 169,272	— — —	— — —	8,868 9,975 0	— — —	5,767 6,098 9,775	(2) (2) (2)
F. L. Wright, Jr. Senior Vice President Galvanizing Services	2003 2002 2001	178,000 178,000 95,200	116,351 44,856 117,235	— — —	— — —	8,428 9,975 0	— — —	5,140 6,098 9,775	(3) (3) (3)
C. H. Watson Vice President of Sales/ Electrical Products Group (12)	2003 2002 2001	150,000 150,000 73,125	43,193 54,214 47,963	— —	— — —	8,428 9,975 2,000	— — —	54,612 4,001 0	(4) (5) (5)
John V. Petro Vice President/Electrical Products Group (13)	2003 2002 2001	178,000 154,000 117,505	51,345 50,866 60,380	— — —	— — —	8,428 2,802 —	— — —	6,335 40,469 9,473	(6) (7) (8)
L.C. Martin, Chairman of the Board (14)	2003 2002 2001	158,333 325,000 300,000	0 166,891 418,862	— — —	— — —	0 0 0	— — —	371,900 677,858 44,315	(9) (10) (11)

(1)	This amount represents the contribution made to Mr. Dingus’s account in the AZZ’s Employee Benefit Plan and Trust (the “Employee Plan”).

(2)	This amount represents the contribution made to Mr. Perry’s account in the Employee Plan.

(3)	This amount represents the contribution made to Mr. Wright’s account in the Employee Plan.

(4)	The amount of $54,612 includes the contribution made to Mr. Watson’s account in the Employee Plan of $6,612 and reimbursed moving expenses of $48,000.

(5)	This amount represents the contribution made to Mr. Watson’s account in the Employee Plan.

(6)	This amount represents the contribution made to Mr. Petro’s account in the Employee Plan.

(7)	The amount of $40,469 includes the contribution made to Mr. Petro’s account in the Employee Plan of $6,098 and reimbursed moving expenses of $34,371.

(8)	This amount represents the contribution made to Mr. Petro’s account in the Employee Plan.

(9)	The amount of $371,900 includes fiscal 2003 Directors fees of $21,900 and the cash paid to Mr. Martin of $350,000 for his Severance Agreement and General Release.

(10)	The amount of $677,858 includes fiscal 2002 Directors fees of $32,650, the 2002 contribution made to Mr. Martin’s account in the Employee Plan of $6,098, and the cash surrender value of the insurance policy on the life of Mr. Martin paid in cash during fiscal 2002 of $639,110.

(11)	The amount of $44,315 includes fiscal 2001 Directors fees of $8,800, the 2001 contribution made to Mr. Martin’s account in the Employee Plan of $9,775, and the increase in the cash surrender value of the insurance policy on the life of Mr. Martin of $25,740.

(12)	Mr. Watson joined the Company on August 16, 2000.

(13)	Mr. Petro was appointed Vice President/Electrical Products Group on September 1, 2001.

(14)	On December 4, 2002, the Board of Directors elected current Director, Dr. H. Kirk Downey to the position of non-executive Chairman of the Board, succeeding Mr. Martin, who continued at that time to serve as a director. On January 28, 2003, Mr. Martin resigned his position as a director of the Company and no longer has any affiliation with the Company.

(15)	The dollar value of perquisites and other personal benefits for each of the named executive officers was less than the established reporting thresholds.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table provides information with regard to stock options granted to Named Executives during the fiscal year ending February 28, 2003. The Company has no SARs.

Name (a)	Number of Securities Underlying Options/SARs Granted (b)	% of Total Options/SARs Granted to Employees in Fiscal Year (c)	Exercise or Base Price ($ per share) (d)	Expiration Date (e)	Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
					5% (f)	10% (g)
D.H. Dingus	38,365	12.6%	16.73	3/01/12	403,533	1,022,632
D.L. Perry	8,868	2.9%	16.73	3/01/12	93,276	236,380
F.L. Wright	8,428	2.8%	17.60	3/27/12	93,286	236,404
C.H. Watson	8,428	2.8%	17.60	3/27/12	93,286	236,404
J.V. Petro	8,428	2.8%	17.60	3/27/12	93,286	236,404

(b)	The right to purchase 20% of the shares underlying this option vested as of the grant date and the right to purchase an additional 20% of the shares underlying this option shall vest on each of the first four anniversaries of the grant date, provided, however, all options shall become immediately vested upon the concurrence of a change in control. The options are for a term of 10 years, subject to earlier termination related to termination of employment.

(d)	The options above were granted at the average of the high and low prices on the New York Stock Exchange at date of grant.

(f)	& (g) These columns reflect the potential realizable value of each grant assuming the market value of the Company’s stock appreciates at 5 percent and 10 percent, compounded annually, from the date of grant over the term of the option. There is no assurance that the actual stock price appreciation over the 10 year option term will be at the assumed 5 percent or 10 percent levels or at any other level. Unless the market price of the stock does in fact appreciate over the option term, no value will be realized from the option grants. These calculations are based on requirements promulgated by the Securities Exchange Commission and do not reflect the Company’s estimate of future price growth.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR END OPTION VALUES

Options Exercised and Year End Value Table. The following table sets forth certain information regarding the options exercised during the 2003 fiscal year by the Named Executives and the year end value of options held by the Named Executives.

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Unexercised Options at F Y-End (#) Exercisable/Unexercisable		Value of Unexercised In-the-Money Options at F Y-End ($) (1) Exercisable/Unexercisable
D.H. Dingus	0	0	32,934	56,582	14,940	0
D. L. Perry	0	0	9,764	13,079	4,720	0
F. L. Wright, Jr.	0	0	5,676	12,727	0	0
C. H. Watson	0	0	7,676	12,727	0	0
J. V. Petro	0	0	2,808	8,422	0	0
L. C. Martin	0	0	0	0	0	0

(1)	For purposes of calculating the value of “in-the-money” options, the closing price of the Company’s Common Stock of $11.43 on February 28, 2003 was used.

COMPENSATION COMMITTEE REPORT

Under the Compensation Committee Charter, the Compensation Committee is delegated broad authority to determine the compensation and benefits paid the Company’s key management personnel, including the Named Executives and is directed to take into account during its deliberations the following goals: (i) provision of incentives and rewards that will attract and retain highly qualified and productive people; (ii) motivation of employees to high levels of performance; (iii) differentiation of individual pay based on performance; (iv) consideration of external competition for management talent and internal equity among employees; and (v) alignment of Company, employee and shareholder interests.

In order to meet these goals, the Compensation Committee strives to develop compensation packages for the Named Executives made up of a balanced combination of base salary, annual incentive bonus and long term compensation. The compensation of the Company’s Named Executives, including the Employment Agreements with the Company’s Chief Executive Officer and Chief Financial Officer, each address these forms of compensation.

Base Salary. The base salary provided in the Employment Agreements with the Company’s Chief Executive Officer and the Company’s Chief Financial Officer, and the base salary of the other Named Executives are designed to be competitive with the salaries of other executives holding similar positions with other companies of similar size and complexity.

Annual Incentive Compensation. The purpose of the annual cash incentive compensation plan is to encourage the Named Executive to contribute their best efforts and management skills toward achieving predetermined objectives derived from the Company’s budgeted financial goals for its current fiscal year. The Compensation Committee retains authority to vary the results of application of the short term incentive formula in order to recognize the effects on performance targets resulting from efforts designed to enhance either short term or long term shareholder value.

Long Term Incentive Compensation. The compensation packages of the Named Executives include long term compensation in the form of stock option grants. All such options are granted under the Company’s 2001 Long Term Incentive Plan which was approved by the shareholders at the 2001 annual shareholders meeting, vest over a period of four years, have a term of ten years and an exercise price equal to the market value of the common stock on the date of grant. The provisions of the Employment Agreements relating to long term compensation have been amended through the mutual agreement of Messrs. Dingus and Perry and the Company. As amended, the Company is given discretion to determine the type and magnitude of long-term compensation beginning with fiscal year 2004. The Company has retained an executive compensation consultant for the purpose of re-examining the form and magnitude of long term compensation for its Named Executives and other members of its key management group.

Change in Control Agreements. During fiscal 2002, all of the Named Executives, other than Mr. Martin, entered into agreements (the “Change in Control Agreements”) with the Company providing for payments to them following a change in the control of the Company.

Section 162(m) of the Internal Revenue Code of 1986, as amended, which was enacted in 1993, imposes a $1 million limit on the amount of compensation that will be deductible by the Company for federal income tax purposes with respect to compensation paid to the chief executive officer and the four other most highly compensated executive officers. Performance based compensation that meets certain requirements are not subject to the deduction limit. The Compensation Committee monitors the impact of the Section 162(m) limit to assess alternatives for avoiding any loss of tax deductions. There was no such loss during fiscal 2003.

Compensation Committee:

Dr. H. Kirk Downey, Chairman

Kevern R. Joyce

Daniel E. Berce

Compensation Committee Interlocks and Insider Participation

The members of the Company’s Compensation Committee are Dr. H. Kirk Downey, Chairman, Kevern R. Joyce, and Daniel E. Berce. No executive officer of the Company served as a member of the compensation committee of, or as a director of, another entity, one of the executive officers of which served either on the Compensation Committee or the Board of Directors. No executive officer of the Company served as a member of the compensation committee of, or as a director of, another entity, one of the executive officers of which served either on the Compensation Committee or the Board of Directors.

STOCK PRICE PERFORMANCE GRAPH

The following graph illustrates the five-year cumulative total return on investments in AZZ incorporated, the CRSP Index for NYSE Stock Market (U.S. Companies) and the CRSP Index for NYSE Stocks (SIC 5000-5099 US Companies). These indices are prepared by the Center for Research in Security Prices of The University of Chicago Graduate School of Business. The Company is listed on the New York Stock Exchange and is engaged in two industry segments. The shareholder return shown below is not necessarily indicative of future performance. Total return, as shown, assumes $100 invested on February 28, 1998, in shares of AZZ incorporated and each index, all with cash dividends reinvested. The calculations exclude trading commissions and taxes.

Symbol	CRSP Total Returns Index for:	2/98	2/99	2/00	2/01	2/02	2/03
———	AZZ incorporated	100.0	59.9	75.5	132.9	126.7	86.1
---------	CRSP Index for NYSE Stock Market (US Companies)	100.0	110.8	111.9	122.7	116.5	92.0
– – – –	CRSP Index for NYSE Stocks (SIC 5000-5099 US Companies)	100.0	107.5	93.0	97.8	142.0	115.1
	Wholesale trade—durable goods

Action To Be Taken Under the Proxy

Unless otherwise specified in the accompanying proxy, the proxy holders will vote the shares covered by them “FOR” the election of David H. Dingus, Dana L. Perry and Daniel E. Berce as directors for a three year term expiring at the 2006 annual meeting of shareholders, and “FOR” the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for its fiscal year ending February 29, 2004.

The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof. Management knows of no other matters, other than as set forth above, to be considered at the meeting. If, however, any other matters properly come before the meeting, or any adjournment or adjournments thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter.

Shareholder Proposals

Rule 14a-8 under the Securities Exchange Act of 1934 addresses when a company must include a shareholder proposal in its proxy statement for the purpose of an annual or special meeting. Pursuant to the rule, in order for a shareholder proposal to be considered for inclusion in the proxy statement for the 2004 annual meeting of shareholders of the Company, a proposal must be received at the principal executive offices of the Company on the date in the year 2004 that corresponds to the date that is not less than 120 calendar days before the date that this Proxy Statement was released to shareholders in connection with the 2003 annual meeting. However, if the date of the 2004 annual meeting of shareholders changes by more than 30 days from the date of the 2003 meeting, the deadline is a reasonable time before the Company begins to print and mail its proxy material.

If a proposal is submitted outside the process provided by Rule 14a-8, shareholders’ proposals must meet the requirements of Section 2.08 of the Bylaws of the Company. Section 2.08 of the Bylaws provides that to be timely, a proposal must be delivered to or mailed and received not less than 50 days nor more than 75 days prior to the meeting; however, if less than 65 days notice or public disclosure of the meeting is given or made to shareholders, notice must be received not later than the close of business on the 15th day following the earlier of the day on which notice of the date of the annual meeting was mailed or public disclosure was made.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who beneficially own more than ten percent of the Company’s stock to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission. Copies of such reports are required to be furnished to the Company. Based solely on a review of such forms furnished to the Company and certain written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with on a timely basis except that one report of a sale of 5,000 shares of common stock by Dr. H. Kirk Downey was reported late. The sale consisted of eight transactions on the same day.

Annual Reports

The Company’s 2003 Annual Report to Shareholders, covering the fiscal year ended February 28, 2003, including audited financial statements, is enclosed with this Proxy Statement. Neither the Annual Report nor the financial statements are incorporated into this Proxy Statement or shall be deemed to be a part of the material for the solicitation of proxies.

A copy of the Company’s 2003 Form 10-K Report, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission, may be obtained without charge (except for exhibits to such Form 10-K Report which will be furnished upon payment of the Company’s reasonable expense in furnishing such exhibits) by any shareholder whose proxy is solicited upon written request to: AZZ incorporated, University Centre I, Suite 200, 1300 South University Drive, Fort Worth, Texas 76107 Attention: Dana Perry.

EXHIBIT A

AZZ incorporated

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies. The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint and replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report, making quarterly reviews, or related work and for the purpose of performance of permitted non-audit services. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, as required by Sections 201 and 202 of the Sarbanes-Oxley Act of 2002. The Audit Committee may delegate to one or more of its members authority to grant such preapprovals, including the authority to grant preapprovals of audit and permitted non-audit services, provided that any decision of such Audit Committee member to grant a preapproval shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss quarterly reports from the independent auditors on:

(a)	All critical accounting policies and practices to be used.

(b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.	Review disclosures, if any, made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

10.	Review and evaluate the lead partner of the independent auditor team.

11.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

12.	Review the rotation of the audit partners for compliance with law.

Oversight of the Company’s Internal Audit Function

13.	Review and evaluate the senior internal auditing executive.

14.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

15.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

16.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

17.	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary entities are in conformity with applicable legal requirements. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics.

18.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

19.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies.

20.	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

2003 Annual Meeting of Shareholders

10:00 a.m., July 8, 2003

City Club, Tower II

Presidents Room

301 Commerce Street

Fort Worth, Texas

AZZ incorporated

Holder Account Number

C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A    Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold

01—David H. Dingus	☐	☐

02—Dana L. Perry	☐	☐

03—Daniel E. Berce	☐	☐

B    Issue

The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain
2.	Ratification of the appointment of Ernst & Young LLP as independent auditors	☐	☐	☐

C    Authorized Signatures–Sign Here–This section must be completed for your instructions to be executed.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the Proxy Statement.

Please sign exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

/ /

1 U P X    H H H    P P P P    002116

Proxy—AZZ incorporated

This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on July 8, 2003

The undersigned, having received the Notice and accompanying Proxy Statement and revoking all prior proxies, hereby appoints H. Kirk Downey and David H. Dingus and each of them with full power of substitution in each, proxies to vote at the Annual Meeting of Shareholders to be held on July 8, 2003, at 10:00 a.m. in Fort Worth, Texas, or at any adjournment thereof, all shares of AZZ incorporated which the undersigned may be entitled to vote. Said proxies are authorized to vote as directed on the reverse side of this card. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2, RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.

The Board of Directors recommends a vote FOR the election of Directors and FOR proposal 2.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued and to be signed on reverse side.)